Equity	3 Months Ended
Dec. 31, 2023
Equity [abstract]
Equity

9. EQUITY

Initial Public Offering

On October 13, 2023, the Company closed its IPO. Birkenstock issued and sold 10,752,688 ordinary shares at an initial public offering price of $46.00. The total proceeds from the IPO available to Birkenstock, net of underwriting discounts and commissions but before expenses, amounted to $473.6 million. The underwriting commission fees for the IPO totaled €19.8 million. The deferred offering costs, which were deducted from Share Premium as part of the IPO transaction, amounted to €2.9 million. The Company used the majority of the proceeds received from the IPO, together with cash on hand, to repay €100.0 million in aggregate principal amount of the loan outstanding under the agreement with AB-Beteiligungs GmbH (the "Vendor Loan") and $450.0 million in aggregate principal amount of borrowings outstanding under the United States dollar (USD) denominated facility included within a senior facilities agreement entered into by our subsidiary Birkenstock Limited Partner S.à r.l. in April 2021 (the "USD TLB Facility").

Capital Reorganization

Prior to the IPO, the Company performed a capital reorganization. On October 2, 2023, the Company converted its share capital, comprised of 182,721,369 ordinary shares of €1.00 each into 182,721,369 no par value ordinary shares.

In addition, on October 10, 2023, the Company entered into the TRA with MidCo in consideration for the repurchase of 5,648,465 ordinary shares of the Company from MidCo. Please refer to Note 12 – Tax Receivable Agreement for further details on the TRA.

As of October 13, 2023 and December 31, 2023, the Company had 187,825,592 no par value ordinary shares outstanding.